UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 28, 2015

McDONALD’S CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-5231	36-2361282
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One McDonald’s Plaza
Oak Brook, Illinois
(Address of Principal Executive Offices)
60523
(Zip Code)

(630) 623-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensation Arrangements of Certain Officers.

(d)        This is an amendment to Item 5.02(d) of the Form 8-K that was filed by McDonald’s Corporation (the “Company”) on February 3, 2015, and that reported that on January 28, 2015 the Company’s Board of Directors (the “Board”) elected Stephen J. Easterbrook as a Director of the Company, effective March 1, 2015.  The Board also elected Mr. Easterbrook as Chairman of the Executive Committee of the Board, effective March 1, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDONALD’S CORPORATION
(Registrant)

Date:	March 27, 2015	By:	/s/ Denise A. Horne
Denise A. Horne
Corporate Vice President—Associate General Counsel and Assistant Secretary